                                                                        Exh.10.8



                           1997 OMEGA HOLDINGS, INC.

                          DEFERRED COMPENSATION PLAN


                            Effective June 13, 1997

                               TABLE OF CONTENTS

                                                                       Page
                                                                       ----
Purpose...................................................................1

ARTICLE 1
         Definitions....................................................  1

ARTICLE 2
         Commencement of Participation..................................  3
         2.1      Commencement of Participation.........................  3

ARTICLE 3
         Taxes..........................................................  3
         3.1      FICA and Other Taxes..................................  3

ARTICLE 4
         Unforeseeable Financial Emergencies............................  4
         4.1      Distribution for Unforeseeable Financial Emergencies..  4

ARTICLE 5
         Benefits Prior to Termination of Employment....................  4
         5.1      Cash Benefits.........................................  4

ARTICLE 6
         Termination Benefit............................................  4
         6.1      Benefit Payable in Shares.............................  4
         6.2      Cash Benefits.........................................  5

ARTICLE 7
         Stockholders Agreement.........................................  5
         7.1      Deferral of Share Benefit During Lock-Up Period.......  5

ARTICLE 8
         Beneficiary Designation........................................  5
         8.1      Beneficiary...........................................  5
         8.2      Beneficiary Designation; Change; Spousal Consent......  5
         8.3      Acknowledgment........................................  6
         8.4      No Beneficiary Designation............................  6
         8.5      Doubt as to Beneficiary...............................  6
         8.6      Discharge of Obligations..............................  6

ARTICLE 9
         Leave of Absence...............................................  6



                                                                       Page
                                                                       ----
         9.1      Leave of Absence......................................  6

ARTICLE 10
         Amendment or Modification......................................  6
         10.1     Amendment.............................................  6
         10.2     Effect of Payment.....................................  7

ARTICLE 11
         Administration.................................................  7
         11.1     Committee Duties......................................  7
         11.2     Agents................................................  7
         11.3     Binding Effect of Decisions...........................  7
         11.4     Indemnity of Committee................................  7
         11.5     Employee Information..................................  7

ARTICLE 12
         Other Benefits and Agreements..................................  8
         12.1     Coordination with Other Benefits......................  8

ARTICLE 13
         Claims Procedures..............................................  8
         13.1     Presentation of Claim.................................  8
         13.2     Notification of Decision..............................  8
         13.3     Review of a Denied Claim..............................  9
         13.4     Decision on Review....................................  9
         13.5     Legal Action.......................................... 10

ARTICLE 14
         Rabbi Trust.................................................... 10
         14.1     Establishment of the Rabbi Trust...................... 10
         14.2     Interrelationship of the Plan and the Rabbi Trust..... 10
         14.3     Distributions From the Rabbi Trust.................... 10

ARTICLE 15
         Miscellaneous.................................................. 10
         15.1     Unsecured General Creditor............................ 10
         15.2     Company's Liability................................... 10
         15.3     Nonassignability...................................... 10
         15.4     Not a Contract of Employment.......................... 11
         15.5     Furnishing Information................................ 11
         15.6     Terms................................................. 11
         15.7     Captions.............................................. 11
         15.8     Governing Law......................................... 11
         15.9     Notice................................................ 11
         15.10    Successors............................................ 12


                                                                       Page
                                                                       ----
        15.11     Spouse's Interest..................................... 12
        15.12     Validity.............................................. 12
        15.13     Incompetence.......................................... 12
        15.14     Court Order........................................... 12

                           1997 OMEGA HOLDINGS, INC.

                          DEFERRED COMPENSATION PLAN

                            Effective June 13, 1997


                                    Purpose

        The purpose of this Plan is to provide specified benefits to those Employees and Directors of Omega Holdings, Inc. (the "Company") and its subsidiaries whose options to purchase Company stock are canceled as a result of the merger of Omega Merger Corp. ("Merger Corp.") with and into the Company (the "Merger") pursuant to the Agreement and Plan of Merger, dated April 28, 1997, as amended, by and among the Company, the stockholders of the Company and Omega Merger Corp. (the "Merger Agreement"). The benefits provided by the Plan represent the unsecured obligation of the Company. The Plan is intended to be unfunded for tax purposes and for purposes of Title I of ERISA. The Company has established the Rabbi Trust, which is subject to the claims of general creditors of the Company. The Rabbi Trust will hold Shares of the Company and may from time to time dispose of Shares of the Company. Separate book-keeping accounts within a single trust will be maintained for each Participant under the Plan, which accounts are intended to reflect the obligation of the Company to distribute cash and shares of Company stock to each Participant. The Rabbi Trust may, at the direction of the Company, itself make such distributions to satisfy the obligations of the Company under this Plan. This Plan does not provide for elective deferrals by Participants.


                                   ARTICLE 1
                                  Definitions
                                  -----------

        Unless otherwise indicated, capitalized terms not defined herein have the meanings set forth in the Merger Agreement. For purposes hereof, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 8, that are entitled to receive benefits under this Plan upon the death of a Participant.

1.2 "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

1.3     "Board" shall mean the board of directors of the Company.

1.4 "Cash Account Balance" shall mean, with respect to any Participant as of any determination date, an amount denominated in U.S. dollars equal to the following as of such determination date (i) an amount equal to the principal and interest payments received by the Rabbi Trust on the Promissory Note, if any, to the extent held for the account of the Participant, plus (ii) an amount equal to any dividends on, or proceeds of sale of, the Shares received by the Rabbi Trust and allocated to the account of the Participant, less (iii) all cash distributions made to the Participant under the Plan.

1.5     "Claimant" shall have the meaning set forth in Section 13.1.

1.6 "Code" shall mean the Internal Revenue Code of 1986, as may be amended from time to time.

1.7     "Committee" shall mean the committee described in Article 11.

1.8     "Company" shall mean Omega Holdings, Inc.

1.9 "Disability" shall mean the permanent disability of a Participant. A Participant shall be determined to have incurred a "Disability" if he or she is determined to be disabled under the long-term disability policy carried by the Company or any Subsidiary that covers such Participant or, if there is no such policy, by the Board in good faith.

1.10 "Employee" shall mean a person who is an employee of the Company or any of its subsidiaries.

1.11 "Employers" shall mean the Company or any of its subsidiaries that employs any Employees.

1.12 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

1.13 "Participant" shall mean any Employee (i) whose options are canceled pursuant to Section 1.5(b)(ii) of the Merger Agreement and (ii) who has timely executed the Sixth Amendment of the Merger Agreement. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan, even if he or she has an interest in the Participant's benefits under the Plan as a result of applicable law or property settlements resulting from legal separation or divorce.

1.14    "Plan" shall mean this 1997 Omega Holdings, Inc. Deferred Compensation
        Plan.

1.15 "Rabbi Trust" shall mean the trust established by the Company pursuant to the Rabbi Trust Agreement, dated as of June 13, 1997, between the Company and the Trustee, as amended from time to time.

1.16 "Share Account Balance" shall mean, with respect to any Participant as of any determination date, an amount denominated in Shares, equal to the following as of such determination date (i) the number of Shares issued to the Rabbi Trust pursuant to Section 1.5(b)(ii)(C) of the Merger Agreement and allocated to the account of the Participant, minus (ii) the sum of (A) the number of Shares so held and allocated that have been sold by the Rabbi Trust and (B) the number of Shares distributed to the Participant pursuant to the Plan.

1.17    "Termination Benefit" shall mean the benefit set forth in Article 6.

1.18 "Termination of Employment" or "Terminate Employment" shall mean the cessation of employment with all Employers, voluntarily or involuntarily, for any reason, including retirement and Disability.

1.19    "Trustee" shall mean the trustee of the Rabbi Trust.

1.20 "Unforeseeable Financial Emergency" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (ii) a loss of the Participant's property due to casualty, or (iii) other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee.


                                   ARTICLE 2
                         Commencement of Participation
                         -----------------------------

  2.1   Commencement of Participation.  Participation in the Plan shall commence
        -----------------------------
        immediately after the Merger.


                                   ARTICLE 3
                                     Taxes
                                     -----

  3.1   FICA and Other Taxes.  The Company or the Trustee shall withhold from
        --------------------
any payments made to a Participant, either pursuant to this Plan or otherwise, such federal, state and local income, employment and other taxes that are required to be paid in connection with payments or accruals under this Plan, in amounts and in a manner to be determined in the sole discretion of the Company.

                                   ARTICLE 4
                      Unforeseeable Financial Emergencies
                      -----------------------------------

  4.1   Distribution for Unforeseeable Financial Emergencies.  If the
        ----------------------------------------------------
        Participant experiences an Unforeseeable Financial Emergency, the Participant may petition the Committee to receive a partial or full distribution of the Participant's Share Account Balance. If the Committee, in its sole discretion, approves the petition, the Company shall make a benefit payment within 30 days of such approval equal to that number of Shares, not to exceed the Share Account Balance, which the Committee, in its sole discretion, determines is reasonably needed to satisfy the Unforeseeable Financial Emergency. Such benefit shall be paid to the Participant or, if the Participant is not living at the time of payment, to the Participant's Beneficiary.


                                   ARTICLE 5
                  Benefits Prior to Termination of Employment
                  -------------------------------------------

  5.1   Cash Benefits.  The Company shall pay to the Stockholders Committee on
        -------------
        behalf of and for distribution to each Participant or his or her Beneficiary the amount to which such Participant is entitled under Sections 1.5(b)(ii)(A) and (D) of the Merger Agreement. The amount to which such Participant is entitled under Section 1.5(b)(ii)(A) shall be paid at the Effective Time. The amount to which such Participant is entitled under Section 1.5(b)(ii)(D) shall be paid promptly after the amount of the Per Share Final Working Capital Adjustment Payment is finally determined. If the Rabbi Trust receives an amount that is added to the Cash Account Balance of a Participant prior to the Termination of Employment of the Participant, the Company shall, or shall cause the Trustee to, make a cash benefit payment to the Participant or, if the Participant is not living at the time of payment, to the Participant's Beneficiary, within 30 days of the date on which such amount is added to the Cash Account Balance of such Participant equal to the amount added to the Cash Account Balance plus any interest earned by the Rabbi Trust on such amount between the date the amount was added to the Cash Account Balance and the date on which the cash benefit payment was made to the Participant.


                                   ARTICLE 6
                              Termination Benefit
                              -------------------

  6.1   Benefit Payable in Shares.   When a Participant Terminates Employment,
        --------------------------
        the Company shall make a benefit payment in Shares equal to the number of Shares reflected in the Participant's Share Account Balance. Such benefit shall be paid no later than 30 days after the date of Termination of Employment and shall be paid to the Participant or, if the Participant is not living at the time of payment, to the Participant's Beneficiary.

  6.2   Cash Benefits.  If a Participant Terminates Employment, the Company
        -------------
        shall make cash benefit payments to the Participant, or, if the Participant is not alive at the time payment is made, to the Participant's Beneficiary, equal to any amount which is then credited to or subsequently added to the Cash Account Balance after Termination of Employment plus any interest earned by the Rabbi Trust on such amount between the date the amount was added to the Cash Account Balance and the date on which the cash benefit payment was made to the Participant. Such payments shall be made within 30 days after any such addition to the Cash Account Balance.


                                   ARTICLE 7
                             Stockholders Agreement
                             ----------------------

  7.1   Deferral of Share Benefit During Lock-Up Period. If an Initial Public
        -----------------------------------------------
        Offering, as that term is defined in the Omega Holdings, Inc. Stockholders Agreement dated June 13, 1997 (the "Stockholders Agreement"), is scheduled to occur or has occurred, any distribution of Shares, which otherwise would occur under Section 4.1 or Section 6.1 during a period the Participant would be precluded from selling the Shares by Section 5.5 of the Stockholders Agreement, shall be deferred and made within 30 days after the conclusion of such period.


                                   ARTICLE 8
                            Beneficiary Designation
                            -----------------------

  8.1   Beneficiary.  Each Participant shall have the right, at any time, to
        -----------
        designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of the Company or any plan of any Employer in which the Participant participates.

  8.2   Beneficiary Designation; Change; Spousal Consent.  A Participant shall
        ------------------------------------------------
        designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. If the Participant names someone other than his or her spouse as a Beneficiary, a spousal consent, in the form designated by the Committee, must be signed by that Participant's spouse and returned to the Committee. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death.

  8.3   Acknowledgment.  No designation or change in designation of a
        --------------
        Beneficiary shall be effective until received, accepted and acknowledged in writing by the Committee or its designated agent.

  8.4   No Beneficiary Designation.  If a Participant fails to designate a
        --------------------------
        Beneficiary as provided in Sections 8.1, 8.2 and 8.3 above or if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

  8.5   Doubt as to Beneficiary.  If the Committee has any doubt as to the
        -----------------------
        proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Company to withhold such payments until this matter is resolved to the Committee's satisfaction.

  8.6   Discharge of Obligations.  The payment of benefits under the Plan to a
        ------------------------
        Beneficiary shall fully and completely discharge the Company and the Committee from all further obligations under this Plan with respect to the Participant.


                                   ARTICLE 9
                                Leave of Absence
                                ----------------

  9.1   Leave of Absence.  If a Participant is authorized by the Participant's
        ----------------
        Employer for any reason to take a leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer for purposes of this Plan and the Rabbi Trust.


                                   ARTICLE 10
                           Amendment or Modification
                           -------------------------

  10.1  Amendment.  The Company may at any time amend or modify the Plan in
        ---------
        whole or in part; provided, however, that no amendment or modification shall be effective to decrease or restrict the value of a Participant's Cash Account Balance or Share Account Balance in existence at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification. The amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification.

  10.2  Effect of Payment.  The full payment of the applicable benefit under
        -----------------
        Article 4, 5 or 6 of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan.


                                   ARTICLE 11
                                 Administration
                                 --------------

  11.1  Committee Duties.  This Plan shall be administered by the Committee,
        ----------------
        which shall consist of the Board, or such committee as the Board shall appoint. Members of the Committee may be Participants under this Plan. The Committee shall have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan.

  11.2  Agents.  In the administration of this Plan, the Committee may, from
        ------
        time to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to the Company.

  11.3  Binding Effect of Decisions.  The decision or action of the Committee
        ---------------------------
        with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

  11.4  Indemnity of Committee.  The Company shall indemnify and hold harmless
        ----------------------
        the members of the Committee against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee or any of its members.

  11.5  Employee Information.  To enable the Committee to perform its functions,
        --------------------
        the Company shall supply full and timely information to the Committee on all matters relating to the date and circumstances of the Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee may reasonably require.

                                   ARTICLE 12
                         Other Benefits and Agreements
                         -----------------------------

  12.1  Coordination with Other Benefits.  The benefits provided for a
        --------------------------------
        Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Company or its subsidiaries. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.


                                   ARTICLE 13
                               Claims Procedures
                               -----------------

  13.1  Presentation of Claim.  Any Participant or Beneficiary of a deceased
        ---------------------
        Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. The claim must state with particularity the determination desired by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

  13.2  Notification of Decision.  The Committee shall consider a Claimant's
        ------------------------
        claim within a reasonable time, and shall notify the Claimant in writing:

        (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

        (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

                (i) the specific reason(s) for the denial of the claim, or any part of it;

                (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

                (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

                (iv)  an explanation of the claim review procedure set forth in
                      Section 13.3 below.

        The Committee shall make its decision with respect to a claim within 90 days after receiving the claim (180 days if special circumstances require additional time for processing the claim and if written notice of the extension and the reasons therefor are furnished to the Participant or Beneficiary before the termination of the initial 90-day period). If no notice of disposition of the claim is furnished to the Participant or Beneficiary within such 90-day (or 180-day) period, the claim will be deemed denied.

  13.3  Review of a Denied Claim.  Within 60 days after receiving a notice from
        ------------------------
        the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

        (a)   may review pertinent documents;

        (b)   may submit written comments or other documents; and/or

        (c) may request a hearing, which the Committee, in its sole discretion, may grant.

  13.4  Decision on Review.  The Committee shall render its decision on review
        ------------------
        promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

        (a)   specific reasons for the decision;

        (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

        (c)   such other matters as the Committee deems relevant.

        If the Committee does not render its decision within the aforesaid 60-day (or 120-day) period, the claim shall be deemed denied on review.

  13.5  Legal Action.  Except as provided by law, a Claimant's compliance with
        ------------
        the foregoing provisions of this Article 13 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.


                                   ARTICLE 14
                                  Rabbi Trust
                                  -----------

  14.1  Establishment of the Rabbi Trust.  The Company shall establish the Rabbi
        --------------------------------
        Trust and shall issue shares of its stock to the Rabbi Trust to be held in accordance with its terms.

  14.2  Interrelationship of the Plan and the Rabbi Trust.  The provisions of
        -------------------------------------------------
        the Plan shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Rabbi Trust shall govern the rights of the Company, Participants and the creditors of the Company to the assets transferred to the Rabbi Trust. The Company shall at all times remain liable to carry out its obligations under the Plan.

  14.3  Distributions From the Rabbi Trust.   The Company's obligations under
        ----------------------------------
        the Plan may be satisfied with assets held in the Rabbi Trust and distributed pursuant to the terms of the Rabbi Trust, and any such distribution shall reduce the Company's obligations under this Plan.


                                   ARTICLE 15
                                 Miscellaneous
                                 -------------

  15.1  Unsecured General Creditor.  Participants and their Beneficiaries,
        --------------------------
        heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of the Company including Rabbi Trust assets. For purposes of the payment of benefits under this Plan, any and all of the Company's assets shall be, and remain, the general, unpledged unrestricted assets of the Company. The Company's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money or property in the future.

  15.2  Company's Liability.  The Company's liability for the payment of
        -------------------
        benefits shall be defined only by the Plan and, as entered into between the Company and a Participant. The Company shall have no obligation to a Participant under the Plan except as expressly provided in the Plan.

  15.3  Nonassignability.  Neither a Participant nor any other person shall have
        ----------------
        any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable, except that the foregoing shall not apply to any court order specified in Section 15.14 below. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency.

  15.4  Not a Contract of Employment.  The terms and conditions of the Plan
        ----------------------------
        shall not be deemed to constitute a contract of employment or contract for other services between the Company or any Employer and the Participant. Such employment or other service relationship is hereby acknowledged to be an "at will" relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written employment or consulting agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of the Company or any Employer, or to interfere with the right of the Company or any Employer to discipline or discharge the Participant at any time.

  15.5  Furnishing Information.  A Participant or his or her Beneficiary will
        ----------------------
        cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder.

  15.6  Terms.  Whenever any words are used herein in the masculine, they shall
        -----
        be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

  15.7  Captions.  The captions of the articles, sections and paragraphs of this
        --------
        Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

  15.8  Governing Law.  Subject to ERISA, the provisions of this Plan shall be
        -------------
        construed and interpreted according to the internal laws of the State of Delaware without regard to its conflicts of laws principles.

  15.9  Notice.  Any notice or filing required or permitted to be given to the
        ------
        Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

             Omega Holdings, Inc.
             1205 Peters Drive
             Waterloo, Iowa  50703
             Attention:  Henry P. Key, President

        Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

        Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

 15.10  Successors.  The provisions of this Plan shall bind and inure to the
        ----------
        benefit of the Company and its successors and assigns and the Participant and the Participant's designated Beneficiaries.

 15.11  Spouse's Interest.  The interest, if any, in the benefits hereunder of a
        -----------------
        spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

 15.12  Validity.  In case any provision of this Plan shall be illegal or
        --------
        invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

 15.13  Incompetence.  If the Committee determines in its discretion that a
        ------------
        benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of his or her property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require such proof of minority, incompetency, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant or the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment.

 15.14  Court Order.  The Committee is authorized to make any payments directed
        -----------
        by court order in any action in which the Plan or the Committee has been named as a party.

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                                      -13-

                         PAGE INTENTIONALLY LEFT BLANK

        IN WITNESS WHEREOF, the Company has caused this Plan document to be executed by its duly authorized officer as of June 13, 1997.

                                        OMEGA HOLDINGS, INC.


                                        By:
                                            -----------------------------------
                                        Title:
                                               --------------------------------


                                      -15-